UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

GLOBAL STAR ACQUISITION INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41506	86-2508938
(Commission File Number)	(IRS Employer Identification No.)

1641 International Drive Unit 208

McLean, VA

22102

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 703-790-0717

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock, one Redeemable Warrant, and one Right	GLSTU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	GLST	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	GLSTW	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one share of Class A common Stock	GLSTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Merger Agreement

On June 15, 2023, Global Star Acquisition Inc. (the “Company”), a Delaware corporation, entered into a Merger Agreement (the “Merger Agreement”) by and among the Company and K Enter Holdings Inc., a Delaware corporation (the “K Enter”), the Purchaser (as defined in the Merger Agreement) and Merger Sub (as defined in the Merger Agreement). The transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination.” Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Merger Agreement.

K Enter Holdings Inc. is a recently formed holding company for the purpose of acquiring seven diversified entertainment operating companies based in Korea, engaged in the entertainment content and IP creation businesses (the “Seven Korean Entities”).

The Merger

The Merger Agreement provides that, among other things and upon the terms and subject to the conditions thereof, (i) on the day that is at least one business day prior to the date of the closing of the Business Combination (the “Closing”), the Company will merge with and into K Wave Media Ltd., a to be formed Cayman Islands exempted company and wholly-owned subsidiary of the Company (the “Purchaser”), with Purchaser continuing as the surviving corporation (the “Reincorporation Merger”), and (ii) on the date of the Closing, GLST Merger Sub Inc., a to be formed Delaware corporation and wholly-owned subsidiary of Purchaser (the “Merger Sub”) will merge with and into K Enter, with K Enter surviving the merger as a wholly-owned subsidiary of Purchaser (the “Acquisition Merger”).

Merger Consideration

Upon the effective time of the Reincorporation Merger, (i) each issued and outstanding share of common stock of the Company (the “Company Common Stock”), other than Company Common Stock that are owned by the Company as treasury shares or any Company Common Stock owned by any direct or indirect wholly owned subsidiary of the Company, will be converted automatically into one ordinary share of the Purchaser (the “Purchaser Ordinary Share”), and (ii) each issued and outstanding warrant of the Company will convert automatically into a warrant to purchase one Purchaser Ordinary Share at a price of $11.50 per whole share (the “Purchaser Warrant”), (iii) each issued and outstanding right of the Company shall convert automatically into a right to receive one-tenth (1/10) of one Purchaser Ordinary Share at the closing of a business combination (the “Purchaser Right”), and (iv) each issued and outstanding unit of the Company shall separate and convert automatically into one Purchaser Ordinary Share, one Purchaser Warrant and one Purchaser Right. Each of the Purchaser Warrants and Purchaser Rights shall have, and be subject to, the same terms and conditions set forth in the applicable agreements governing the warrants of the Company and the rights of the Company, respectively. At the closing of the Reincorporation Merger, all common stock, warrants, rights, units, and other securities of the Company shall cease to be outstanding and shall automatically be canceled and retired and shall cease to exist.

Upon the closing of the Acquisition Merger, (i) each share of K Enter capital stock, if any, that is owned by Company or Merger Sub (or any other subsidiary of Company) or K Enter (as treasury stock or otherwise), will automatically be cancelled and retired without any conversion, (ii) each share of K Enter preferred stock issued and outstanding shall be deemed converted into shares of K Enter common stock, (iii) each share of K Enter common stock issued and outstanding, including shares of K Enter common stock deemed outstanding as a result of the mandatory conversion of K Enter preferred stock, shall be converted into the right to receive a number of Purchaser Ordinary Shares equal to the Conversion Ratio, and (iv) each share of Merger Sub common stock issued and outstanding shall be converted into and become one newly issued, fully paid and nonassessable share of K Enter common stock. Conversion Ratio means the quotient obtained by dividing (a) 61,000,000 Purchaser Ordinary Shares, by (b) the Aggregate Fully Diluted K Enter Common Shares. Aggregate Fully Diluted K Enter Common Shares means the sum of (a) all shares of K Enter common stock that are issued and outstanding immediately prior to the Closing; plus (b) the aggregate shares of K Enter common stock issuable upon conversion of all shares of K Enter preferred stock that are issued and outstanding immediately prior to the Closing; plus (c) the aggregate shares of K Enter common stock issuable upon full conversion, exercise or exchange of any other securities of K Enter outstanding immediately prior to the Closing directly or indirectly convertible into or exchangeable or exercisable for K Enter.

Conditions to Closing

The Closing is subject to certain customary conditions, including, among other things, (i) approval by the Company’s stockholders of the Merger Agreement and related proposals, (ii) approval by K Enter’s shareholders of the Merger Agreement, (iii) the effectiveness of a registration statement on Form F-4 (the “Registration Statement”) to be filed by Purchaser relating to the Business Combination, which will contain a proxy statement of the Company in connection with its solicitation for proxies for the vote by stockholders of the Company in connection with the Business Combination and other matters as described in the Registration Statement, (iv) the approval for Purchaser’s initial listing application with Nasdaq or an alternate exchange, (v) the Company having at least $5,000,001 of net tangible assets, (vi) the accuracy of each party’s representations and warranties, except generally as would not have a Material Adverse Effect and in the case of certain fundamental representations, in all material respects, (vii) compliance by each party with pre-closing covenants in all material respects, (viii) the absence of any legal restraints or injunctions enjoining or prohibiting the consummation of the Business Combination, (ix) the receipt, expiration or termination of applicable government approvals and antitrust waiting periods, (x) the Reincorporation Merger has been consummated and the applicable certificates has filed in the appropriate jurisdictions, (xi) the acquisition of certain entities of the Seven Korean Entities have been consummated, and (xii) the Purchaser and Merger Sub having entered into a joinder to the merger agreement.

Covenants, Representations and Warranties

The parties to the Merger Agreement have made covenants that are customary for transactions of this nature, including, among others, obligations on (i) the parties to conduct, as applicable, their respective businesses in the ordinary course and consistent with past practice through the Closing, (ii) the parties to not initiate any negotiations or enter into any agreements for certain alternative transactions, (iii) the Company and Purchaser to jointly prepare the Registration Statement, and Purchaser to file the Registration Statement, and the Company to take certain other actions for the Company to obtain the requisite approval of stockholders of the Company of certain proposals regarding the Business Combination, and (v) the Company to exercise its right to extend its deadline to complete its initial business combination.

The parties to the Merger Agreement have made representations and warranties that are customary for transactions of this nature. The representations and warranties of the respective parties to the Merger Agreement generally will not survive the Closing.

Termination

The Merger Agreement may be terminated by either K Enter or the Company under certain circumstances, including, among others, (i) by written consent of both K Enter or the Company , (ii) by either K Enter or the Company if the Closing has not occurred by the earlier of June 22, 2024 and the material breach or violation of any representation, warranty, covenant or obligation by the party seeking to terminate the Merger Agreement was not the cause of, or resulted in, the failure of the Closing to occur on or before June 22, 2024, (iii) by either K Enter or the Company if the Business Combination is permanently enjoined, prohibited or prevented by the terms of a final, non-appealable governmental order, (iv) by either K Enter or the Company if the other party has materially breached their respective representations or covenants under the Merger Agreement and has not timely cured such breach.

Following the termination of the Merger Agreement, there shall be no liability on the part of any party except for certain provisions that survive the termination.

Timeframes for Filing and Closing

Purchaser expects to file the Registration Statement as promptly as practicable following the execution of the Business Combination Agreement. The Closing is expected to occur following the fulfillment or waiver of the closing conditions set forth in the Merger Agreement.

The foregoing description of the Merger Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is filed hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement contains representations, warranties and covenants that the parties to the Merger Agreement made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about the Company, K Enter or any other party to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement (other than as expressly provided for in the Merger Agreement), may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants or agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s Purchaser’s or K Enter’ public disclosures.

Lock-Up Agreement

At the Closing, Purchaser, Global Star Acquisition 1 LLC, a Delaware limited liability company (the “Sponsor”), certain former stockholders of K Enter (such stockholders, the “Target Holders”), and other persons and entities (collectively, the “Holders” and each, a “Holder”), will enter into lock-up agreements (the “Lock-Up Agreements”) with respect to the Purchaser Ordinary Shares and Purchaser Warrants held by the Sponsor immediately following the Closing, and the Purchaser Ordinary Shares held by the Target Holders immediately following the Closing (the “Lock-Up Shares”), pursuant to which, each Holder agreed not to offer, sell, contract to sell, pledge, grant any option to purchase, or otherwise dispose of, directly or indirectly, any Lock-Up Shares during the application lock-up period, on the terms and subject to the conditions set forth in the Lock-Up Agreement. Lock-up period means, (i) with respect to 50% of the Lock-up Shares, the earlier of (A) six months after the Closing and (B) the date on which the closing price of the Purchaser’s Ordinary Shares equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, rights issuances, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the date hereof and (ii) with respect to the remaining 50% Lock-up Shares (or Ordinary Shares issuable upon conversion thereof), six months after the Closing.

The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Lock-Up Agreement, a form of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Registration Rights Agreement

The Merger Agreement contemplates that, at the Closing, the Purchaser, the Sponsor, certain former stockholders of the Company (such stockholders, together with the Sponsor, the “Company Holders”), and certain former stockholders of K Enter, will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which Purchaser will be obligated to file a registration statement to register the resale, pursuant to Rule 415 under the Securities Act of 1933, as amended, of certain securities of Purchaser held by the parties to the Registration Rights Agreement. The Registration Rights Agreement will also provide the Sponsor, the Company Holders, the Target Holders with unlimited “piggy-back” registration rights, subject to certain requirements and customary conditions.

The Registration Rights Agreement amends and restates the registration rights agreement that was entered into by the Company, the Sponsor and the other parties thereto in connection with the Company’s initial public offering. The Registration Rights Agreement will terminate on the earlier of (a) the five year anniversary of the date of the Registration Rights Agreement or (b) with respect to any holder, on the date that such holder no longer holds any Registrable Securities (as defined therein).

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, a form of which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Joinder Agreement

A form of Joinder Agreement was included as an exhibit to the Merger Agreement to be executed by Purchaser and Merger Sub upon their legal formation to bind them to the terms and conditions of the Merger Agreement.

The foregoing description of the Joinder Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Joinder Agreement, copy of which, or the form of which, is filed as Exhibit 10.3 hereto and incorporated by reference.

IMPORTANT NOTICES

About Global Star Acquisition Inc.

The Company (NASDAQ: GLSTU) is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company prioritized the Nordic region and Asia Pacific, especially Southeast Asia as its geographical focus. The Company is led by Anthony Ang, the Company’s Chairman and Chief Executive Officer, Nicholas Khoo, the Company’s Chief Operating Officer, and Shan Cui, the Company’s Chief Financial Officer.

About K Enter Holdings Inc.

K Enter Holdings Inc. is a recently formed holding company for the purpose of acquiring seven diversified entertainment operating companies based in Korea, engaged in the entertainment content and IP creation businesses (the “Seven Korean Entities”). K Enter has an internal K drama production team, and the Seven Korean Entities to be acquired by K Enter include Solaire Partners Ltd. (“Solaire Partners”), a Korean content-specialized private equity firm based in Seoul Korea that has invested in some of the highest-grossing films out of Korea, one K drama production company, three K movie production companies, one virtual production company, and one IP merchandising company. As a combined platform, we expect these companies to provide a significant amount of synergy.

Additional Information and Where to Find It

This Current Report on Form 8-K is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the Proposed Business Combination. However, this Current Report on Form 8-K does not purport to be all-inclusive or to contain all the information that may be required to make a full analysis of the Company, K Enter, or the Proposed Business Combination.

In connection with the Proposed Business Combination, the Purchaser shall prepare with the assistance, cooperation and commercially reasonable efforts of K Enter and file with the SEC a registration statement on Form F-4, which will include a proxy statement/prospectus of the Company (the “Registration Statement”). The Company urge its investors, shareholders, and other interested persons to read, when available, the proxy statement/prospectus filed with the SEC and documents incorporated by reference therein because these documents will contain important information about the Company, K Enter and the Proposed Business Combination. After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to the shareholders of the Company as of the record date established for voting on the Proposed Business Combination and will contain important information about the Proposed Business Combination and related matters. Shareholders of the Company and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents in connection with the Company’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the Proposed Business Combination because they will contain important information about the Company, K Enter, and the Proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other relevant materials in connection with the transaction without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Global Star Acquisition Inc., 1641 International Drive, Unit 208, McLean, VA 22102 or (703) 790-0717. The information contained on, or that may be accessed through, the websites referenced in this Current Report on Form 8-K is not incorporated by reference into, and is not a part of, this Current Report on Form 8-K.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom.

Participants in Solicitation

The Company, K Enter, and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s shareholders in connection with the Proposed Business Combination. The Company’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on May 25, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s shareholders in connection with the Proposed Business Combination will be set forth in the proxy statement/prospectus for the Proposed Business Combination, when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Business Combination will be included in the proxy statement/prospectus that the Company intends to file with the SEC. You may obtain free copies of these documents as described above.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the Proposed Business Combination and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this Current Report on Form 8-K. To the fullest extent permitted by law under no circumstances will the Company, K Enter, or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisors or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Current Report on Form 8-K, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Current Report on Form 8-K have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither the Company nor K Enter has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this Current Report on Form 8-K does not purport to be all-inclusive or to contain all the information that may be required to make a full analysis of the Company, K Enter or the Proposed Business Combination. Viewers of this Current Report on Form 8-K should each make their own evaluation of the Company and K Enter and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the federal securities laws, including statements regarding the benefits of the Proposed Business Combination, including K Enter’s ability to accelerate the development of its products and bring them to market, the anticipated timing for completion of the Proposed Business Combination, and the Company’s and K Enter’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. The Company and K Enter anticipate that subsequent events and developments will cause the Company’s and K Enter’s assessments to change. These forward-looking statements, which may include, without limitation, words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will”, “could,” “should,” “believes,” “predicts,” “potential,” “might,” “continues,” “think,” “strategy,” “future,” and similar expressions, involve significant risks and uncertainties (most of which factors are outside of the control of the Company or K Enter).

In addition, this Current Report on Form 8-K includes a summary set of risk factors that may have a material impact on the Company, K Enter or the Proposed Business Combination, which are not intended to capture all the risks to which the Company, K Enter or the Proposed Business Combination is subject or may be subject. Factors that may cause such differences include but are not limited to: (1) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (2) the risk that the Proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of the securities; (3) the risk that the Proposed Business Combination may not be completed by the Company’s business combination deadline; (4) the inability to complete the Proposed Business Combination, including but not limited to due to the failure to obtain approval of the stockholders of the Company or K Enter for the Merger Agreement, to receive certain governmental, regulatory and third party approvals or to satisfy other conditions to closing in the Merger Agreement; (5) the failure to achieve the minimum amount of cash available following any redemptions by the Company’s stockholders; (6) the inability to obtain or maintain the listing of the Company’s common stock on Nasdaq following the Proposed Business Combination, including but not limited to redemptions exceeding anticipated levels or the failure to meet Nasdaq’s initial listing standards in connection with the consummation of the Proposed Business Combination; (7) the effect of the announcement or pendency of the Proposed Business Combination on K Enter’s business relationships, operating results, and business generally; (8) risks that the Proposed Business Combination disrupts current plans and operations of K Enter; (9) the inability to realize the anticipated benefits of the Proposed Business Combination and to realize estimated pro forma results and underlying assumptions, including but not limited to with respect to estimated stockholder redemptions and costs related to the Proposed Business Combination; (10) the possibility that the Company or K Enter may be adversely affected by other economic or business factors; (11) changes in the markets in which K Enter competes, including but not limited to with respect to its competitive landscape, technology evolution, changes in entertainment choices or regulatory changes; (12) changes in domestic and global general economic conditions; (13) risk that K Enter may not be able to execute its growth strategies; (14) the risk that K Enter experiences difficulties in managing its growth and expanding operations after the Proposed Business Combination; (15) the risk that the parties will need to raise additional capital to execute the business plan, which may not be available on acceptable terms or at all; (16) the ability to recognize the anticipated benefits of the Proposed Business Combination to achieve its commercialization and development plans, and identify and realize additional opportunities, which may be affected by, among other things, competition, the ability of K Enter to grow and manage growth economically and hire and retain key employees; (17) risk that K Enter may not be able to develop and maintain effective internal controls; (18) the risk that K Enter may fail to keep pace with rapid technological developments or changes in entertainment tastes to provide new and innovative products and services, or may make substantial investments in unsuccessful new products and services; (19) the ability to develop, license or acquire new content, products and services; (20) the risk that K Enter is unable to secure or protect its intellectual property; (21) the risk of product liability or regulatory lawsuits or proceedings relating to K Enter’s business; (22) the risk of cyber security or foreign exchange losses; (23) changes in applicable laws or regulations; (24) the outcome of any legal proceedings that may be instituted against the parties related to the Merger Agreement or the Proposed Business Combination; (25) the impact of the global COVID-19 pandemic and response on any of the foregoing risks, including but not limited to supply chain disruptions; (26) the risk that K Enter fails to successfully and timely consummate its acquisition of one or more of the seven operating companies including, Solaire Partners; and (27) other risks and uncertainties to be identified in the Registration Statement, including those under “Risk Factors” therein, and in other filings with the U.S. Securities and Exchange Commission (“SEC”) made by the Company. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of The Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the Registration Statement to be filed with the SEC with respect to the Proposed Business Combination (as described further below), and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The foregoing list of factors is not exhaustive, are provided for illustrative purposes only, and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Forward-looking statements speak only as of the date they are made. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither the Company nor K Enter presently know or that the Company and K Enter currently believe are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. The Company and K Enter anticipate that subsequent events and developments will cause the Company’s and K Enter’ assessments to change. However, while The Company and K Enter may elect to update these forward-looking statements at some point in the future, The Company and K Enter specifically disclaim any obligation to do so. Neither the Company nor K Enter gives any assurance that the Company or K Enter, or the combined company, will achieve its expectations. Accordingly, undue reliance should not be placed upon the forward-looking statements, and they should not be relied upon as representing the Company’s and K Enter’ assessments as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Merger Agreement, dated as of June 15, 2023, by and among Global Star Acquisition Inc., K Enter Holdings Inc., K Wave Media Ltd. and GLST Merger Sub Inc.

10.1	Form of Lock-Up Agreement.

10.2	Form of Registration Rights Agreement.

10.3	Form of Joinder Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Global Star agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Star Acquisition Inc.

By:	/s/ Anthony Ang
	Name:	Anthony Ang
	Title:	Chief Executive Officer

Dated: June 22, 2023